UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

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EBET, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

197 E. California Ave Ste 302, Las Vegas, NV 89104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Esports Technologies, Inc.

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 5, 2022, EBET, Inc., formerly known as Esports Technologies, Inc. (the “Company”), completed its legal entity name change from Esports Technologies, Inc. to EBET, Inc. The name change was made in accordance with Section 92A.180 of the Nevada Revised Statutes (the “NRS”) by merging a wholly-owned subsidiary of the Company with and into the Company, with the Company being the surviving corporation in the merger (the “Merger”). The Company effectuated the Merger by filing Articles of Merger with the Secretary of State of the State of Nevada. Pursuant to the Articles of Merger, the Company amended its Amended and Restated Articles of Incorporation (the “Charter”) to change the Company’s corporate name to EBET, Inc. With the exception of the name change, there were no other changes to the Company’s Charter. A copy of the Articles of Merger as filed with the Secretary of State of the State of Nevada is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

The Company’s Board of Directors approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”), effective May 5, 2022, to reflect the name change of the Company. The foregoing description of the bylaws amendment is qualified in its entirety by reference to the copy of the Amended and Restated Bylaws which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

As of the opening of trading on May 5, 2022, the ticker symbol of the Company’s common stock on The Nasdaq Stock Market will continue to be “EBET”. The CUSIP number of the Company’s common stock will change to 278700109.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

3.1	Articles of Merger
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.
Date: May 5, 2022
By: /s/ Jim Purcell
Jim Purcell
Chief Financial Officer

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